Exhibit  99

Public Service Enterprise Group

Edison Electric Institute

43rd Financial Conference

Phoenix, Arizona

November 9-12, 2008

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries’ future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse Changes in energy industry, policies and regulation, including market rules that may adversely affect our operating results.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and/or regulatory approvals from federal and/or state regulators.

Changes in federal and/or state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance successfully our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Availability of capital and credit markets at reasonable pricing terms and ability to meet cash needs.

Any inability to realize anticipated tax benefits or retain tax credits.

Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse capital market performance of our decommissioning and defined benefit plan trust funds.

Changes in technology and/or increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-related charges. PSEG presents
Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-
GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help
shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG Strategic Overview

Ralph Izzo
Chairman, President and Chief Executive Officer

Tom O’Flynn
Executive Vice President and Chief Financial Officer

PSEG’s diverse asset mix, operational excellence and strong
balance sheet …

… position it to provide value and benefit from multiple growth opportunities.

Stable electric and gas
distribution and electric
transmission company
rated top quartile for
reliability, providing
service in mature
service territory in New
Jersey.

Major merchant
generation company with
13,487 MW* of base-
load, intermediate and
load-following capability
operating in attractive
Northeast markets with
operating control of
additional 2,000 MW of
capacity in Texas.

Redeployment of capital
through the sale of
international assets.
Focused on managing
Texas assets, lease
portfolio, modest
domestic PPA capacity
and potential investment
in renewable energy
development.

2007 Operating
Earnings:

$949M**

$115M**

$376M**

2008 Guidance:

$1,010M - $1,110M

$75M – $90M

$350M – $370M

** See page 52 for Items excluded from Net Income to reconcile to Operating Earnings

* Includes recent uprates at Hope Creek (150MW) and Salem 2 (23MW)

Our strategic objective is to maximize the value of our existing assets …

… while building a strong platform for future growth.

Produce and
deliver safe,
reliable,
economic
and clean
energy.

Support
competitive
market
structures
through
strong
regulatory
relationships.

Maintain
strong
balance
sheet to
support
disciplined
investment.

Operational
Excellence

Regulatory and
Market Environment

Meet
shareholder
expectations
for growth
with
reasonable
risk.

Growth with
Manageable Risk

PSEG is well-positioned …

Regulatory contract for new peaking capacity in CT (in-service date 2012)

Potential to leverage existing brownfield sites

Compressed Air Energy Storage (CAES)

Garden State Offshore Energy exploring development of 350MW offshore wind farm (could be fully operational in 2013)

Capacity
Needs

Significant new transmission capital program to improve reliability

FERC approved request for cost of service formula rates for existing and future transmission investments effective October 1, 2008

Capital investment in coal fleet to meet environmental requirements maintains critical infrastructure and expands capability

Infrastructure
Requirements

PSEG Power’s base-load nuclear assets well situated in carbon constrained environment

RGGI auction provides guide for eventual Federal action

NJ releases Energy Master Plan (EMP)

PSE&G pursuing investments in energy efficiency and renewables

Climate
Change

… to capitalize on the challenges of the current business environment.

PSEG – 2008 Highlights

$3.35 billion of available liquidity; capital needs funded from internal cash

Responding to challenging credit markets – capital expenditures for
2009 reduced by $275 - $325 million

$750 million share repurchase program approved

Strong balance
sheet

SAESA sale closed; reserve established for potential lease liability

Ratings outlook for PSEG, PSE&G, and Holdings moved from

Negative to Stable

Improved risk profile

NJ releases Energy Master Plan

FERC Transmission rate order effective October 1, 2008

FERC endorses Reliability Pricing Model

RGGI auction in September 2008 – price for carbon at $3.07/ton

Supportive
regulatory
environment

  PSE&G honored as America’s Most Reliable Electric Utility

  PSEG Power – Nuclear capacity factor at 93% YTD September 30

– Nuclear uprates yield 173MW of new capacity

Strong operating
performance
maintained

  Maintaining 2008 guidance of $2.80 - $3.05 per share

  Supporting lower half of 2009 earnings of $3.05 - $3.35 per share

Solid earnings
performance

$2.71

$2.80 - $3.05

On track to meet 2008 earnings guidance …

* See page 52 for Items excluded from Net Income to reconcile to Operating Earnings

9 Months YTD
Operating
Earnings:
$2.43*

$3.05 - $3.35

2007 Operating Earnings*

2008 Guidance

2009 Guidance

… but, potential increases in coal prices and pension / financing costs may limit growth in 2009 to lower half of forecast range.

PSEG Power – Business Drivers

2009E

2010E+

2008E

$1,010M - $1,110M

Operating Earnings
2007A: $949M*

Markets

Operations

Financial

* See page 52 for Items excluded from Net Income to reconcile to Operating Earnings

Full year of RPM

Recontracting

Strong nuclear

operations

including uprates

Planned fossil and
nuclear outages

Continued strong
cash flow

Dividend to PSEG
of $475M

Recontracting
improvements continue

New CONE

RGGI begins

Full year of
nuclear uprates

Improvement in
CC capacity
utilization

Higher coal costs

Strong cash flow
supports higher
leverage

Attractive liquid
markets leveraged to
carbon

Supply and Demand
dynamic tightens
with economic
growth

Installation of BET at
Hudson and Mercer
could affect availability
in 2010 with
improvement thereafter

Coal supplier flexibility
improves

Significant reduction
in capital
expenditures with
completion of BET

Low-cost portfolio

Strong cash generator

Regional focus in competitive,
liquid markets

Assets favorably located

Many units east of PJM constraints

Southern NEPOOL/Connecticut

Near customers/load centers

80% of fossil capacity has dual-fuel
capabilities

Integrated generation and portfolio
management optimizes asset-
based revenues

… with numerous competitive advantages over the long-term.

PSEG Power - right set of assets in right markets …

18%

46%

8%

27%

Fuel Diversity – 2008

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced - 2007

54%

25%

19%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,200**

Total MW: 13,487*

* Includes recent uprates at Hope Creek (150MW) and Salem 2 (23MW)
** Excludes 2,000MW of combined cycle generation in Texas under PSEG Power’s operating control.

% of coal and nuclear output
$/MWh

% of capacity
$/MW-day

0%

25%

50%

75%

100%

2008

2009

2010

2011

$0

$50

$100

$150

0%

25%

50%

75%

100%

2008

2009

2010

2011

$40

$50

$60

$70

$80

Power’s hedging program provides near-term stability from market volatility …

… while remaining open to long-term market forces.

Estimated EPS
impact of $10/MWh
PJM West around the
clock price change*

Contracted Capacity

% sold

(left

scale)

Estimated EPS
impact of $30/MW-
day capacity price
change*

Price

(right
scale)

* As of October 2008; Assuming normal market commodity correlations

Power has
contracted for a
considerable
percentage of its
output over the
next two years at
attractive prices.

The pricing for
most of Power’s
capacity has been
fixed through May
2012, with the
completion of
auctions in PJM
and NE.

% sold

(left

scale)

$0.25 - $0.65

$0.10 - $0.40

$0.01 - $0.10

$0.01 - $0.02

$0.00 - $0.02

$0.00 - $0.01

$0.00 - $0.01

$0.00 - $0.01

Contracted Energy

Price
(right
scale)

2005
2006
2007
2008
2009
2010
2011

$60
$50
$40
$30
$20
$10
2005
2006
2007
2008
2009
2010
2011

Natural gas spark spreads are trading in line with rising historical averages, but …

Annual Average

Historical

Forecast

… dark spreads have declined as coal prices have risen.

Western Hub Spark Spread (On-Peak - Henry Hub * 7.5 Heat Rate)

Western Hub Dark Spread (RTC - Central Appalachian Coal * 10 Heat Rate)

($10)

$0

$10

$20

$30

$40

Forward prices as of 10/23/08

PSE&G – Business Drivers

* See page 52 for Items excluded from Net Income to reconcile to Operating Earnings

FERC rate order
effective 10/1/08
supports formula rate
treatment on
transmission

Modest decline in
electric sales growth
with slowdown in
economy

National Reliability
Excellence Award –
third time in four years

Strong operations hold
costs to less than
inflation

Reasonable ROE

Credit metrics
achieved

Rate of electric sales
growth expected to
decline

NJ BPU E&G rate
case to be filed mid-
year

I-Power customer
system in service
January 2009

Decline in sales
and increased
investment could
lower ROE for
E&G to 8.5 – 9.0%

Responding to NJ
EMP goals: energy
efficiency, carbon
abatement and
renewables

Managing O&M
growth below rate of
inflation

Investment in
transmission grows

Recovery under formula
rate treatment

NJ rate order provides
for normalized ROE

Operations

Markets

Financial

2009E

2010E+

2008E

$350M - $370M

Operating Earnings
2007A: $376M*

Through its highly skilled workforce and disciplined capital investments …

2008 National ReliabilityOne Award winner
– Winner in three of the last four years

Solid regulatory relationships on traditional
utility matters

NJ is ranked 2nd nationally in personal
income per capita

(0.2%)

1.6%

Historical Annual
Sales Growth

2003 - 2007

3,397M Therms

44,354 GWh

Electric Sales and  Gas Sold
and Transported

LTM 9/30/08

0.2%

1.7 Million

Gas

0.5%

2.1 Million

Electric

Projected Annual
Sales Growth

2008 - 2012

Customers

1.3%

Historical Annual Peak Growth

2003-2007

10,654

Billing Peak (MW)

1,429

Network Circuit
Miles

1.4%*

Projected Annual Peak Growth

2008 - 2012

Electric and Gas Distribution Statistics (9/30/08)

Transmission Statistics (9/30/08)

… PSE&G has become a nationally recognized leader in delivering safe and reliable service.

* to be updated in December, preliminary estimate of update is ~1.0%

Regulated electric transmission, electric and gas distribution system

Characteristics

FERC regulation for electric transmission (formula rates)

NJ BPU regulation for electric and gas distribution

Managing recovery lag on electric and gas distribution investments

PSE&G’s investment plan and expected fair regulatory treatment …

Equity Ratio ~ 48%

… create a solid foundation for projected annual earnings growth of 7 to 8% between 2008 and 2011.

Electric

Distribution

52%

Electric

Transmission

13%

Gas

Distribution

35%

2007 Actual

Rate Base = $6.4B

2011 Projected

Rate Base = $9.1B

PSE&G Rate Base

Electric

Transmission

25%

Electric

Distribution

46%

Gas

Distribution

28%

EMP

1%

PSEG Energy Holdings – Business Drivers

* See page 52 for Items excluded from Net Income to reconcile to Operating Earnings

Global: 2,000MW of
combined cycle
capacity influenced
by gas price

Addition of wind
resources in west TX
affected availability of
CC capacity

Sale of Latin
American assets
concluded

Reserve for potential
tax liability reduced
return on lease
portfolio

Anticipate more
normal spark spreads
versus strong 2008
market

Increase in wind
resources in west TX
could affect availability of
Odessa

Focused on managing
small domestic  PPA
portfolio

Global: Reversal of MTM gain ($58M pre-tax) booked
on TX assets begins in 2009 and ends in 2010

Plans to pursue
development of renewable
resources

Anticipate normal spark
spreads in TX market

Additional transmission
could aid availability

Focused on
maintaining long-term
operating capability of
CC capacity and
small PPA portfolio

Anticipate sale of
remaining international
investments by year-end
2010

LILO/SILO tax payment

2009E

2010E+

2008E

$75M - $90M

Operating Earnings
2007A: $115M*

Operations

Markets

Financial

Plan is to limit exposure
to LILO/SILO lease tax
liability

LILO/SILO tax payment

With the sale of international assets, Holdings is now focused …

… on its domestic generation assets, leveraged lease portfolio and potential renewables development.

PSEG
Resources
47%

Chile & Peru
Distribution

Texas
Merchant
Generation

Other US
Generation

2007 Operating Earnings*

86% of the portfolio is
in energy-related
leveraged leases

2008 Guidance - Operating Earnings

13%

23%

17%

Texas
Merchant
Generation

67%

PSEG
Resources
15%

Other US
Generation

18%

~390MW owned  in
 CA, HI, NH
    fully contracted

$ 115M

$ 75M - $90M

Two companies sold
and SAESA in Disc
Ops. in 2007

Two 1,000 MW CCGTs
1 in Central Texas (South Zone)
1 in West Texas

* See page 52 for Items excluded from Net Income to reconcile to Operating Earnings

PSEG – Business Drivers

2009E

2010E+

2008E

$1,420M - $1,560M

Operating Earnings
2007A: $1,377M*

Operations

Markets

Financial

* See page 52 for Items excluded from Net Income to reconcile to Operating Earnings

Hedging and
recontracting at Power
provide stability in
volatile markets

Improved
performance from
nuclear fleet

PSE&G recognized
at national level for
reliability

Credit metrics achieved

Risk reduced with sale
of international assets

Recognition of potential
lease tax liability

Dividend increased

Market mechanisms
and recontracting
support liquidity

RGGI in place

Focus on operating
efficiency measures
to contain growth in
costs, including coal

Power uprates

PSE&G installs new
customer system

Disciplined
approach to
capital spending

Pension expense

Responding to EMP
goals and need for
transmission

Tightening markets
leveraged to carbon

PSE&G rate
programs in place

Maintain strong
nuclear fleet
operating levels

Fossil plant
availability improves
with BET

Strong cash flow
supports capital
program

Plan is to limit exposure to LILO/SILO lease tax
liability

Expiration

Total

Primary

Usage at

Available

Company

Facility

Date

Facility

Purpose

9/30/2008

9/30/2008

PSEG

5-year Credit Facility

Dec-12

$1,000

1

CP Support/Funding/LCs

$0

$1,000

Bilateral Credit Facility

Jun-09

$100

CP Support/Funding

$0

$100

Uncommitted Bilateral

Agreement

N/A

N/A

Funding

0

N/A

Power

5-Year Credit Facility

Dec-12

1,600

2

Funding/LCs

225

1,375

Bilateral Credit Facility

Jun-09

100

Funding/LCs

0

100

Bilateral Credit Facility

Mar-09

150

Funding/LCs

59

91

Bilateral Credit Facility

Sep-09

50

Funding

0

50

Bilateral Credit Facility

Mar-10

100

Funding/LCs

25

75

PSE&G

5-year Credit Facility

Jun-12

600

3

CP Support/Funding/LCs

153

447

Uncommitted Bilateral

N/A

N/A

Funding

28

N/A

Energy

5-year Credit Facility

Jun-10

136

Funding/LCs

21

115

Holdings

Total

$3,836

$3,353

1

PSEG Facility reduces by $47 million in 2012

2

Power Facility reduces by $75 million in 2012

3

PSE&G Facility reduces by $28 million in 2012

($ millions)

PSEG Liquidity as of September 30, 2008

PSEG’s share repurchase program is a means of returning cash to shareholders …

$658 million remaining of $750 million program
authorized by the Board to be executed over 18 month
period effective August 1, 2008.

Program halted in late September to preserve liquidity
in the face of instability in the credit markets.

Intention to resume program as soon as practical
based on re-opening of the credit markets.

…  in the absence of financially attractive investment opportunities.

$1.12

$1.14

$1.29

$1.17

2005

2006

2007

2008

2009E

Our recent 10% dividend increase continues 100-year history of paying common dividends.

A payout objective of 40 – 50% provides opportunity for growth with earnings.

* Indicated annual dividend rate

    *

44%

Payout
Ratio

40 – 50%

43%

66%

63%

?

Dividends per Share

PSEG Value Proposition

PSEG is well-positioned in current business environment

Operational excellence efforts support:

Asset mix provides opportunities in attractive markets

Strengthened balance sheet supports capital investment

$3.3 billion available liquidity to support business

Return of cash to shareholders through dividends and share
repurchase provides discipline to investment process

maintaining reliability

controlling costs

providing value to the customer

PSEG Power

Operated by PSEG Nuclear

PSEG Ownership: 100%

Technology:
        Boiling Water Reactor

Total Capacity: ~1,211MW

Owned Capacity: ~1,211MW*

License Expiration: 2026

Operated by PSEG Nuclear

Ownership: PSEG - 57%,
        Exelon – 43%

Technology:

             Pressurized Water Reactor

Total Capacity: ~2,345MW

Owned Capacity: ~1,346MW*

License Expiration: 2016 and
2020

Operated by Exelon

PSEG Ownership: 50%

Technology:

             Boiling Water Reactor

Total Capacity: ~2,224MW

Owned Capacity: ~1,112MW

License Expiration: 2033
and 2034

Hope Creek

Salem Units 1 and 2

Peach Bottom Units 2 and 3

Our five-unit nuclear fleet with recent uprates …

… is a critical element of Power’s success.

* Includes recent uprates at Hope Creek (150MW) and Salem 2 (23MW)

Total Power Output (GWh)

… as we maintain our focus on achieving operational excellence.

The output of our generation fleet is increasing …

0

10,000

20,000

30,000

40,000

50,000

60,000

2004

2005

2006

2007

Year

Nuclear

Coal

CC

Peaking/Steam

Strong Performance

Continued growth in output

Improved fleet performance

3,669

Nuclear

4,314

Peaking / Steam

3,156

Combined Cycle

2,348

Coal

A Diverse 13,487 MW Fleet*

* Includes recent uprates at Hope Creek (150MW) and Salem 2 (23MW)

Power’s eastern coal units are in attractive markets …

… and after capital investments, should experience improved capacity factors.

System Interface

Power is also making considerable
investments beyond the pollution
control facilities for its coal assets.

Power’s New Jersey coal units are
mid-merit, with capacity factors
averaging 50% to 60%.

Mercer 1&2
(648MW)

Hudson 2
(558MW)

Bridgeport Harbor 3
(372MW)

Understanding recent power market volatility …

PJM market - slight tightening in reserve margins forecast over next
5 years; FERC remains supportive of RPM capacity mechanism.

Financial market volatility has adversely affected liquidity in commodity markets, particularly in out years.

PSEG Power carefully screening credit capability of trading partners.

Energy prices have not responded to changes in price of coal.

Divergence between price of coal and energy not sustainable over long term.

Recent vacating of CAIR has depressed forward energy prices, but a replacement rule has been proposed.

PJM RTO Summer Peak Forecasted Reserve Margin

18

19

20

21

22

23

2008

2009

2010

2011

2012

PJM Market Overview

Source: PJM, Sept. 26, 2008 (based on PJM’s January 2008 load forecast, using 1.7% load growth rate)

PJM forecasts tightening RTO-wide reserve margins

MAAC, and especially Eastern MAAC, have tighter reserve margins than RTO-wide

Current financial and economic crisis will impact both demand and new supply:

Demand – Recent signs of slowing growth (not reflected in PJM’s forecast)

Supply additions – Slowdown in construction due to financial uncertainty, counteracting effect of demand slow-down

$/MMbtu

$/MWh

… producing a benefit for Power’s coal and nuclear fleet.

*  Central Appalachian Coal

** Forward prices as of 10/23/08

Energy prices have risen as a result of fossil fuel prices …

$20

$30

$40

$50

$60

$70

$80

2003

2004

2005

2006

2007

2008

2009

Fwd

2010

Fwd

$0

$3

$6

$9

$12

Natural Gas Henry Hub

(right scale)

Coal*

(right
scale)

Electricity

(left scale)

**

**

Energy and Fuel Prices

$20

$30

$40

$50

$60

$70

$80

$90

2003

2004

2005

2006

2007

2008

2009

Fwd

2010

Fwd

Prices in the eastern zones of PJM have historically been higher than the Western Hub…

… producing a benefit to Power’s assets located in these zones.

* Average of 10 historical months and 2 forward months

** Forward prices as of 10/23/08

Historical spot basis

Forward basis

PS Zone Basis

*

**

**

PS Zone Energy Prices

Through the new capacity constructs, and repricing at market prices …

… Power expects to maintain strong margins.

Power’s capacity is located in three Northeast markets.

Delivery Year ($/MW-Day)

** Majority of Power’s assets
(a) – includes APS

Total Capacity 13,487MW*

(~ 1,000 MW under RMR)

The RPM Auction to date has provided strong price signals in PJM.

$174.29

$174.29

$174.29

2010 / 2011

$110.00

$110.00

$110.00

2011 / 2012

$102.04

    $191.32 (a)

$191.32

2009 / 2010

$111.92

—

$148.80

2008 / 2009

2007 / 2008

Zones

$40.80

Rest of Pool

—

MAAC

$197.67

Eastern MAAC**

NY

NE

PJM

* Includes recent uprates at Hope Creek (150MW) and Salem 2 (23MW)

0

4,000

8,000

12,000

16,000

2008

2009

2010

2011

Contracted

Coal

Total Output

95-100%

70-80%

50-60%

Power has contracts for supply of its coal …

… and after installation of pollution control equipment, Power anticipates added flexibility in fuel choices.

Coal Output

* Percent coal hedged as of October 2008

15-25%

Historical and Contracted Nuclear Fuel Cost

Power’s contracting strategy for nuclear fuel has mitigated market price increases.

100% of PSEG Nuclear’s fuel needs are contracted through 2011.

Contracted

$0

$2

$4

$6

$8

$10

2004

2005

2006

2007

2008

2009

2010

2011

RGGI
States

Cooperative effort by Northeast
states to design a regional cap-and-
trade program to reduce carbon
dioxide (CO2) emissions

Timeline

First RGGI allowance auction
September 2008

Clearing price of $3.07/ton on 12.57M
allowances

Quarterly auctions scheduled

Next auction – December 17, 2008

31.5M allowances to be offered

January 1, 2009 – Implementation

The Regional Greenhouse Gas Initiative (RGGI) …

Participating

Observer

… has the potential to influence both market prices and the adoption of a national program.

Actual &
Forecast CO_2
RGGI Cap
CO_2 (millions of short tons)
Actual
Projected

The RGGI cap on CO2 emission shows that headroom exists …

… compared to historical emission levels.

Affected Sources

Fossil-fired electric generating
units with a capacity of 25MW and
larger

CO2 Emissions vs. RGGI Cap
     (Actuals through 2007)

200

190

180

170

160

150

140

130

2000

2002

2004

2006

2008

2010

2012

2014

2016

2018

Targets and Timing

Three-year compliance periods
with the first running from 2009-
2011

Stabilization of CO2 emissions at
recent levels through 2015 (~188
million tons per year)

Achieve a 10% reduction of CO2
emissions below recent levels by
2019

This translates into ~13% reduction
below 1990 levels or ~35%
reduction from Business as Usual
(BAU) levels by 2020

With RGGI

BAU

The implementation of carbon legislation …

$14.4

100%

Total

$0.0

$0.0

0%

Nuclear

$3.2

$8.0

40%

Gas CC

$1.2

$12.0

10%

CTs

$10.0

$20.0

50%

Coal

Impact

($/MWh)

$/MWh

On margin
(Illustrative)

Dispatch curve implication @ $20/ton**

By Fuel Type

$12.0

$18.0

$30.0

@$30/ton

$8.0

$12.0

$20.0

@$20/ton

$4.0

$6.0

$10.0

@$10/ton

Price ($/MWh)

0.4

0.6

1.0

Carbon tons/MWh

CC

CTs

Coal

PSEG Power Generation by Fuel

54%

25%

19%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

2007 Total GWh: 53,200*

… will put additional pressure on energy prices.

** For illustrative purposes – potential impact of CO2 on power prices with current dispatch; $20/ton improves EBITDA by $400 million/year; relationship of carbon price and EBITDA is not linear.

* Excludes 2,000MW of combined cycle generation in Texas under PSEG Power’s operating control.

Power Pricing Assumptions

~ $40M

$1/MWh

~ $60 - $63/MWh

(PJM-West)

Energy

~ $12M

~ $15M*

$1 spark

$1 dark

Gas ~$7.40 to $7.90/MB

Coal ~ $4.00 to $5.00/MB

Fuel

~ $1.1B – $1.2B

O&M

Capacity

~ $120M

$10/kW-yr

~ $64 - $68/kW-yr

EBITDA
Impact

Sensitivity

Assumption

55.1

2008

Volume Forecast (GWh)

60.7

56.3

56.6

2011

2010

2009

* PSEG Power consumes 150 MMBtu of coal annually; $0.25/MMBtu = $25MM Net Income

PSE&G

PSE&G’s capital program is focused on reliability investments that can earn a fair return.

2008

2009

2010

2011

Sept 2008 10-Q

2009 capital program reduced by $125M

91

-

EMP

$9,146

$6,371

TOTAL

4,183

3,362

Electric

2,549

2,213

Gas

2,323

796

Transmission

2011 Base Plan

2007 Actual

PSE&G Rate Base ($ millions)

The near-term capital program has been adjusted to ensure fair returns without significant regulatory delay. Longer-term, we assume capital markets return to normal.

2007 10-K

4-year capital program: $4.1B

Investments focused on improving customer support,
enhancing efficiency and upgrading infrastructure.

Expect to file electric and gas rate case in 2009 with rates effective in mid-2010.

Future investment associated with meeting State energy
efficiency and renewable goals dependent on receiving
regulatory support before committing new capital.

BPU approved $105M investment in solar in April 2008 earning
WACC with contemporaneous recovery.  Approval of $46M
Carbon Abatement program expected.

Rate base growth supported by investment in new 500kV lines
and upgrade of sub-transmission system to improve reliability.

Fully-forecasted formula rates beginning October 1, 2008.
Allowed ROE of 11.68%.  Received FERC approval for CWIP in
rate base on approved projects and 12.93% ROE on
Susquehanna line.

PSE&G’s investments and regulatory profiles:

Transmission

Electric and
Gas
Distribution

New
Programs

By 2018, NJ’s load is expected to grow by 4,000MW while net import capability decrease by 1,300MW …

Projects to NY

The Neptune HVDC project (685 MW)
connecting Sayreville to Long Island

The Linden VFT project (330 MW)
connecting Linden to Staten Island

The Bergen O66 project (670 MW)
connecting Bergen to ConEd's West
49th Street substation

The Bergen Q75 project (1,000 MW)
connecting Bergen to ConEd's West
49th Street substation

U2-046 project (660MW) originating at
Roseland 500kV

U2-047 project (672) connecting Deans
500kV with Long Island

U2-077 project (300MW) originating at
Linden 230kV

U2-100 project (1000MW) originating at
Bergen 230kV

Projects to NJ

PSEG’s evaluation of the
proposed backbone
transmission projects:

Northern 500kV route
into Jefferson and
Roseland

Southern 500kV route
into Salem

… indicating the need for additional generation, DSM or transmission investments.

Total Import
Capability

~ 4,000 MW

Total Export
Capability

~ 5317 MW

2008-2018 NJ Summer Peak
Annual Growth Rate = 1.8%

Sources: Imports: PSE&G Estimates; Exports:  PJM 2008 Regional Transmission Expansion Plan; and Load Growth: PJM 2008 Load Forecast Report

Projects within NJ

Branchburg to
Roseland

Roseland to Hudson

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
UNION
HUNTERDON
MERCER
MONMOUTH
OCEAN
BURLINGTON
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

FERC’s recent transmission formula rate order grants an 11.68%
ROE and fully-forecasted cost of service …

… creating an attractive investment environment for PSE&G’s
Transmission Capital Program.

Branchburg

Roseland

Jefferson

New Freedom

Smithburg

Deans

MAPP

Hope Creek

Salem

Project

Transmission Growth

Effective October 1, 2008, PSE&G is operating under
fully forecasted transmission formula rates

PJM approval was received for the Susquehanna to
Roseland line in October 2007

Siting and permitting process underway

FERC approved Incentive rate filing:

125 BPS adder to ROE

100% CWIP in Rate Base

Current cost estimate $750 million

FERC approval of Sub-Transmission to Transmission
system reliability investments represents about $375
million through 2012, post-2012 ~$60 million/year

Other approved RTEP projects ~$250 million also
contribute meaningfully to improved reliability and
earnings growth

Backbone projects are in various stages of
consideration/approval, but present real opportunity to
improve reliability throughout the state, with the
potential investment of ~ $1.5B through 2015

Hudson

The New Jersey Energy Master Plan released on October 22, 2008 …

2020 Goals:

20% reduction in peak demand

20% reduction in energy consumption

30% of energy requirements supplied by renewables.

EMP, to help achieve its goals, calls for:

Redesign and transition of the State’s current energy efficiency programs

Expanded utility company participation in demand response programs,  procurement of demand-side resources through BGS Process and direct load control and the piloting of different technologies (including AMI) and rate structures to determine the best way to achieve peak demand reductions

Energy Institute of NJ that will focus on energy technology developments

Development of 1500 MW of new cogeneration capacity in New Jersey by 2020 new commissions/committees that include an advisory stakeholder group (a possible sub-group to examine nuclear issues), an Offshore Wind Planning
Group  and the Energy Institute of New Jersey

Governor Corzine also announced immediate action on an energy efficiency investment program for 2009 designed to increase job growth and stimulate the State’s economy.

... provides blueprint for State’s energy future and potential opportunities for PSE&G to invest for growth.

Average cents/kWh, 500 kWh Bill

Average $/therm, 100 therm Bill

PSE&G’s customers pay delivery rates lower than the regional average and …

6.8

5.4

5.1

0.00

4.00

8.00

2007

2011

2007

Regional

Average

Note: 2007 Rates are based on tariff rates in effect on December 31, 2007; Regional Average may not include Electric Transmission for all firms

… even with the planned investments, are expected to grow less than the rate of inflation.

Electricity

0.48

0.44

0.42

0.00

0.20

0.40

0.60

2007

2011

2007

Regional

Average

Gas

2007-2011 Growth = 1.5%

Inflation = 2.3%

2007-2011 Growth = 1.3%

Inflation = 2.3%

Distribution

Transmission

Source: Rates from PSE&G, NYPSC and PAPUC; Inflation from Moody’s Economy.com, October 2008

PSEG Energy Holdings

Texas (ERCOT) Electric Market Zones

OK
NM
AR
TX
LA
North
West
South
Houston
Zones
North
Houston
South
West
This map was created using Platts PowerMap

The performance of the Texas assets drives PSEG Global’s results.

Two 1,000MW combined cycle facilities

-   Highly efficient gas-fired plants, on-line in
    2001

-   Forced outage rate less than 2%

Market Characteristics:

Bilateral forward market

Day ahead balancing and ancillary services
bid market

No capacity payments…margins derived
from energy and ancillary services

Nodal market transition begins in 2009

Natural gas units on the margin 90%

40%

5,703

4,257

1,446

1.7%

4,083

West

Odessa

-10%

19%

Reserve
Margin
2008*

1.7%

1.7%

Annual
Growth

15,365

20,170

Total

Gas

Nuclear,
Coal, Wind**

Hydro

Load

Zone

12,218

3,147

17,116

Houston

12,068

8,102

16,943

South

Guadalupe

* Reserve Margins calculated on data provided by ERCOT
** Wind is based on 8.7% of installed capacity (ERCOT Peak reliability % as of August 2008)

Odessa

Midland

Guadalupe

Austin

San Antonio

Stronger 2008 forecast from favorable market in Spring 2008

Looking forward to 2009:

Uncertainty on gross margin impact from new wind additions

Operations and maintenance approximately $20M higher in 2009 than 2007

Uncertainty due to implementation of nodal market

Mark-to-Market: earnings in 2009 – 2010 will be affected by the reversal of prior mark-to-market gains

Longer-term:

Continued uncertainty from wind

Positive impact from transmission build-up

The Texas market has been very dynamic.

75 – 85

30 – 40%

150 – 160

16%

7.50

2009

PSEG

Market

210 – 220

162

$106

Gross
Margin ($M)

135 – 145

45 – 47%

14%

8.50

2008

104

48.7%

15%

6.76

2007

$48

50.4%

25%

$5.42

2004

EBITDA*

($M)

Capacity
Factors

Reserve
Margin

Nat Gas
NYMEX

PSEG Global’s EBITDA reflects higher maintenance and market
uncertainty.

* Excluding Mark to Market Accounting effects

As renewable opportunities emerge …

… Global will focus on developing a renewable presence.

Emerging aggressive RPS targets create an opportunity

PSEG is well-positioned to participate

Familiarity with infrastructure development, asset management, energy policy, project financing and power markets

Experience with domestic and international renewable assets

PSEG Global is pursuing potential development of renewable projects

In October 2008, the New Jersey Office of Clean Energy (OCE) awarded a $4 million grant to a joint venture owned equally by a subsidiary of Global and an unaffiliated private developer, to advance the development of a 350MW wind farm approximately
16 miles off the shore of southern New Jersey.

Joint Venture established to market and deploy Compressed Air Energy Storage
(CAES)

PSEG Resources is managing its current investment portfolio …

… and earnings reflect potential resolution of tax matters.

PSEG Resources - Earnings Profile

Most of exposure related to cross border leases dealt with in 2nd quarter
2008.

$355 million charge to reflect potential changes to timing of tax cash flow.

$135 million increase to interest reserve.

80

60

40

20

0

-20

-40

2007

2008E

2009E

2010E

2011E

$58

$15 -$20

($20) –
($30)

$15 - $25

(Net Income)

($20) –

($30)

Impact of Lease Reserves

2008 results include a charge of $490 million:

$135 million after-tax increase to the interest reserve recorded in Income Tax
Expense during 2Q 2008.

$355 million after-tax charge reflecting a change in assumptions relating to the amount paid and timing of cash flow for certain leases in the portfolio.  This charge will be recognized in income over the remaining terms of the affected leases.

Reserves represent our view of most of the book exposure related to the leases under challenge.

In addition, our forecast of cash available includes potential cash outflows of $900 -
$950 million over 2 – 3 years.

Based on status of discussions with IRS, PSEG has made an $80M deposit in
2008 (in addition to $100 million deposited in 2007) to defray potential interest costs associated with this disputed tax liability.

PSEG anticipates paying between $230 - $360 million in tax, interest and penalties for tax years 1997 -2000 in first half 2009, with a possible additional
$270 - $550 million in late 2009.

Declined IRS August 5th Global settlement offer in October.

Items Excluded from Net Income to Reconcile to Operating Earnings

Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

Nine Months

Nine Months

Ended

Year Ended

Ended

Year Ended

September 30,

September 30,

2008*

2007**

2008*

2007**

Lease Transaction Reserves:

(490)

$

-

$

(0.96)

$

-

$

Impact of Asset Sales:

Chilquinta & Luz Del Sur

(23)

-

(0.05)

Write down of Turboven

(7)

-

(0.01)

Premium on bond redemption

(1)

(28)

-

(0.06)

Total Impact of Asset Sales

(1)

$

(58)

$

-

$

(0.12)

$

Discontinued Operations:

208

$

16

$

0.41

$

0.03

$

*

As stated in Form 10-Q for the quarterly period ended September 30, 2008.

**

As stated in 2007 Form 10-K.

December 31,

December 31,

($ millions)

(EPS)